Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The provision for income taxes in the consolidated statements of operations represents an effective tax rate different than the Canadian enacted statutory rate of 26.5% (2013 - 26.5%). The differences are as follows:

	2014	2013
Expected income tax expense at Canadian statutory rate	$19,199	$16,072
Increase (decrease) resulting from:
Recognition of deferred credit	(5,763)	(6,676)
Effect of differences in tax rates on transactions in and within foreign jurisdictions and change in tax rates	(1,677)	(2,338)
Non-taxable corporate dividend	(2,618)	(2,896)
Non-controlling interests share of income	8,824	4,266
Production tax credit	(339)	(247)
Allowance for equity funds used during construction	(746)	(694)
State taxes	604	313
Other	(677)	1,355
Income tax expense	$16,807	$9,155

For the years ended December 31, 2014 and 2013, earnings from continuing operations before income taxes consists of the following:

	2014	2013
Canadian operations	$11,930	$19,687
U.S. operations	60,519	40,962
	$72,449	$60,649

Income tax expense (recovery) attributable to income (loss) consists of:

	Current	Deferred	Total
Year ended December 31, 2014
Canada	$5,660	$(3,538)	$2,122
United States	(1,986)	16,671	14,685
	$3,674	$13,133	$16,807
Year ended December 31, 2013
Canada	$1,532	$881	$2,413
United States	994	5,748	6,742
	$2,526	$6,629	$9,155

20.	Income taxes (continued)
The tax effect of temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2014 and 2013 are presented below:

	2014	2013
Deferred tax assets:
Non-capital loss, investment tax credits, currently non-deductible interest expenses, and financing costs	$319,056	$226,314
Pension and OPEB	54,458	31,433
Acquisition related costs	5,168	5,152
Environmental obligation	28,555	23,076
Production tax credit	2,098	1,633
Reserves not currently deductible	2,315	2,397
Other	3,988	2,780
Total deferred income tax assets	415,638	292,785
Less valuation allowance	(15,534)	(15,667)
Total deferred tax assets	400,104	277,118
Deferred tax liabilities:
Property, plant and equipment	(387,931)	(267,344)
Intangible assets	(2,752)	(8,321)
Outside basis in partnership	(15,194)	(2,210)
Regulatory accounts	(49,399)	(24,745)
Financial derivatives	(15,013)	(7,675)
Total deferred tax liabilities	(470,289)	(310,295)
Net deferred tax liabilities	$(70,185)	$(33,177)

The valuation allowance for deferred tax assets as at December 31, 2014 was $(15,534) (2013 - $(15,667)). The valuation allowance primarily relates to operating losses that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carry back and carry forward periods), projected future taxable income, and tax-planning strategies in making this assessment.
Deferred income taxes are classified in the financial statements as:

	2014	2013
Current deferred income tax asset	$7,210	$19,652
Non-current deferred income tax asset	57,065	86,632
Current deferred income tax liability	(3,702)	(2,308)
Non-current deferred income tax liability	(130,758)	(137,153)
	$(70,185)	$(33,177)

20.	Income taxes (continued)
As of December 31, 2014, the Company had non-capital losses carry forwards available to reduce future year’s taxable income, which expire as follows:

Year of expiry	Non-capital loss carryforwards
2015	$5,426
2016 and onwards	733,022
$738,448

On October 27, 2009, unitholders of Algonquin Power Income Fund exchanged their trust units on a one-for-one basis for common shares of APUC (the “Unit Exchange Transaction”). As a result of the Unit Exchange Transaction, APUC recorded certain additional tax attributes to the extent management believed they were more likely than not to be realized. The excess of the carrying amount of the tax attributes assumed over the consideration paid was recorded as a deferred credit of $55,647 on the date of the Unit Exchange Transaction (the “Transaction Date”). The deferred credit has been recognized into income as a deferred income tax recovery in relative proportion to the amount of the related tax attributes that have been utilized since the Transaction Date.
Subsequent to the balance sheet date, APUC received a proposal letter from the Canada Revenue Agency (“CRA”) which outlines its intention to challenge the tax consequences of the Unit Exchange Transaction. CRA is seeking to apply the acquisition of control rules or the general anti-avoidance rules of the Income Tax Act (Canada) the effect of which would be to deny APUC of the benefit of the tax attributes assumed as part of the Unit Exchange Transaction.
Should APUC receive a Notice of Reassessment covering the 2009, 2010, 2011, 2012 and 2013 taxation years, APUC will be required to make a deposit payment of 50% of the tax liability (including interest and any applicable penalties) claimed by the CRA in order to appeal the expected reassessment. Based on the tax amounts related to the 2009 to 2013 taxation years, that payment amount would be approximately $17,500. Additionally, assuming 2014 return will be similarly reassessed, a further payment of approximately $3,100 would also be required. APUC would also be required to make a deposit payment of 50% of the taxes the CRA claims are owed in any future tax year if the CRA were to issue a similar Notice of Reassessment for such years and APUC were to appeal it.
Should APUC be successful in defending its position, all such payments plus applicable interest, will be refunded to APUC. If the CRA is successful, APUC would be required to pay the balance of the taxes assessed, plus interest and penalties.
APUC remains confident in the appropriateness of its tax filing position and the expected tax consequences of the Unit Exchange Transaction and intends to vigorously defend such position. APUC strongly believes that the acquisition of control or the general anti-avoidance rules do not apply to the Unit Exchange Transaction and intends to file its future tax returns on a basis consistent with its previous tax returns. As a result, the probability of any potential final cash payment and impact on net earnings cannot be estimated at this time, but could range from $nil to $45,000.
The impact of the proposal on APUC’s tax provision has been considered by management; however, management continues to believe that the most likely outcome has not changed and it is more likely than not, that APUC will be successful in defending its position. On this basis, APUC’s 2014 financial statements do not include the impact of a potential reassessment. Until the matter is resolved with CRA, or should new facts arise that would result in a change to management’s assessment of the most likely outcome, any future deposit tax payments made by APUC will be recorded to the consolidated balance sheets and will not impact net earnings.